Senior Convertible Debentures	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Senior Convertible Debentures	Senior Convertible DebenturesIn December 2009, the Company issued $6.1 million of 8.0% Senior Convertible Debentures with a maturity date of December 1, 2029. The debentures were convertible into the Company’s common stock at a conversion price of $20 per share at the option of the holder at any time prior to maturity.